REVENUES	12 Months Ended
Mar. 31, 2023
REVENUES [Abstract]
REVENUES
3. REVENUES

CONTRACT BALANCES

Accounts receivable – trade consists entirely of amounts due from contracts with customers. In addition, we had $70.4 million, $47.5 million, and $54.6 million of receivables from contracts with customers included within financing receivables as of March 31, 2023, 2022, and 2021, respectively. The following table provides the balance of contract liabilities from contracts with customers (in thousands):

	March 31,
	2023	2022	2021
Current (included in deferred revenue)	$113,713	$85,826	$72,299
Non-current (included in other liabilities)	$47,217	$30,086	$26,042

Revenue recognized from the beginning contract liability balance was $70.3 million and $57.5 million for the fiscal years ended March 31, 2023, and 2022, respectively.

PERFORMANCE OBLIGATIONS

The following table includes revenue expected to be recognized in the future related to performance obligations, primarily non-cancelable contracts for ePlus managed services, that are unsatisfied or partially unsatisfied at the end of the reporting period (in thousands):

Year ending March 31, 2024	64,863
2025	28,269
2026	12,855
2027	4,132
2028 and thereafter	1,442
Total remaining performance obligations	$111,561

The table does not include the value of unsatisfied performance obligations for (i) contracts with an original expected length of one year or less and (ii) contracts where we recognize revenue at the amount that we have the right to invoice for services performed.